UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 24, 2020

(Date of earliest event reported)

PRINCIPAL FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16725	42-1520346
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)

711 High Street, Des Moines, Iowa 50392

(Address of principal executive offices)

(515) 247-5111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PFG	Nasdaq Global Select Market

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 24, 2020, the Board of Directors of Principal Financial Group, Inc. appointed Pat Halter, chief executive officer and president of Principal Global Investors, to the position of president of Principal Global Asset Management. Kamal Bhatia, president of Principal Funds, is being appointed to chief operating officer for Principal Global Investors. Halter and Bhatia will assume their new responsibilities effective November 7, 2020. Tim Dunbar, the current president of Principal Global Asset Management, announced his intention to retire at the end of 2020. A press release on this topic is included with this report as Exhibit 99.

Item 9.01 Financial Statements and Exhibits

99	Press Release of Principal Financial Group, Inc. dated September 24, 2020
104	Cover Page to this Current Report on Form 8-K in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

By:	/s/ John Egan
Name:	John Egan
Title:	Vice President – Investor Relations

Date:   September 24, 2020

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